                  TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 22

VMV SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                            VAN KAMPEN MASSACHUSETTS
                          VALUE MUNICIPAL INCOME TRUST
                           (AMEX TICKER SYMBOL--VMV)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........   (3.13%)
Six-month total return based on NAV(2)....................     1.72%
 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)..................................................     5.20%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.24%
 SHARE VALUATIONS
Net asset value...........................................    $15.65
Closing common stock price................................  $15.0000
Six-month high common stock price (11/05/98)..............  $16.3125
Six-month low common stock price (04/30/99)...............  $14.8750
Preferred share rate(5)...................................    3.000%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 43.7% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

We recently spoke with the management team of the Van Kampen Massachusetts Value Municipal Income Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.


   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?


   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.
    The economy remains vibrant in Massachusetts, and commonwealth coffers continue to grow despite recent tax cuts. Most municipal sectors have performed well as a result, although we are assessing the impact of industry changes on the health care sector. Massachusetts hospitals are increasingly under pressure because of the challenges imposed by managed care and changing Medicare reimbursement policies.


   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?


   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.



   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?


   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. To do so, we sought to limit the Trust's exposure to bond calls, which can lower its income stream because we must invest the proceeds of called bonds into bonds paying current lower interest rates. During the reporting period, we purchased noncallable bonds, which cannot be paid off early by their issuers, even if interest rates decline. In addition, we began to replace some of our housing bonds. These bonds carry a risk that the mortgage holder will refinance the mortgage or pay it off early, especially during a low interest-rate environment like we are currently experiencing. As a result, housing bonds are more likely than many other issues to be called from the portfolio.
    By working closely with our experienced research analysts, we continued to look for securities that may be temporarily out of favor but that we feel have the potential to appreciate in price if market circumstances change. For example, we purchased 30-year bonds with 5 percent coupon rates--which tend to attract strong demand from individual investors--during a period where heavy supply kept prices attractive. A few months later, we sold them at a profit when the supply of municipal securities declined and demand for these issues increased. For additional portfolio highlights, please refer to page 8.



   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?


   A During the past six months, the Trust generated a total return of -3.13 percent(1) based on market price. This reflects a decrease in market price from $15.875 per share on October 31, 1998, to $15.000 on April 30, 1999.
In addition, the Trust provided a distribution rate of 5.20 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 9.24 percent(4) on a taxable investment for shareholders in the 43.7 percent federal and state combined income tax bracket. The Trust's monthly dividend of $.0650 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?


   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
Timothy D. Haney

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999                   AS OF OCTOBER 31, 1998
Health Care.................  24.9%    Health Care.................  25.0%
Transportation..............  15.4%    Transportation..............  15.6%
Student Loan................  11.3%    Student Loan................  11.4%
General Purpose.............   9.6%    General Purpose.............   9.7%
Multi-Family Housing........   9.3%    Multi-Family Housing........   9.3%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS
 A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999
                                  [PIE CHART]

                                   AAA/Aaa            AA/Aa             A/A              BBB/Baa            B/B         NON-RATED
                                   -------            -----             ----             -------            ----        ---------
As of April 30, 1999                65.10             10.10             11.80             8.20              1.50          3.30

AS OF OCTOBER 31, 1998
                                  [PIE CHART]

                                   AAA/Aaa            AA/Aa             A/A              BBB/Baa            B/B         NON-RATED
                                   -------            -----             ----             -------            ----        ---------
As of October 31, 1998              65.20             10.20             11.70             8.00              1.50          3.40

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999
BAR GRAPH


Distribution per
Common Share                                                                    DIVIDEND
---------------                                                                 --------
'Nov 1998'                                                                       0.065
'Dec 1998'                                                                       0.065
'Jan 1999'                                                                       0.065
'Feb 1999'                                                                       0.065
'Mar 1999'                                                                       0.065
'Apr 1999'                                                                       0.065

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.4%
         MASSACHUSETTS  91.8%
$1,705   Boston, MA Metro Dist Rfdg.............  6.500%      12/01/13    $ 1,925,866
 2,000   Chelsea, MA Sch Proj Ln Act 1948 (AMBAC
         Insd)..................................  5.700       06/15/06      2,170,700
 1,000   Chelsea, MA Sch Proj Ln Act 1948
         (Prerefunded @ 06/15/04) (AMBAC
         Insd)..................................  6.500       06/15/12      1,136,830
 1,325   Holyoke, MA Ser B Rfdg (FSA Insd)......  6.000       06/15/05      1,455,936
 1,000   Lowell, MA (Prerefunded @ 02/15/01)....  8.300       02/15/05      1,109,590
 2,400   Lowell, MA (Prerefunded @ 04/01/05)
         (FSA Insd).............................  6.625       04/01/15      2,721,384
 1,500   Massachusetts Bay Tran Auth MA Genl
         Tran Sys Ser B (Prerefunded @
         03/01/04)..............................  5.900       03/01/12      1,654,110
   795   Massachusetts Edl Ln Auth Edl Ln Rev
         Issue E Ser B (AMBAC Insd).............  6.250       07/01/11        839,488
   990   Massachusetts Edl Ln Auth Edl Ln Rev
         Issue E Ser B (AMBAC Insd).............  6.300       07/01/12      1,041,935
   925   Massachusetts Muni Wholesale Elec Co
         Pwr Supply Sys Rev Ser B (Prerefunded @
         07/01/02)..............................  6.750       07/01/17      1,027,268
 1,000   Massachusetts Muni Wholesale Elec Co
         Pwr Supply Sys Rev Ser C (MBIA Insd)...  6.625       07/01/10      1,097,190
   500   Massachusetts St Dev Fin Agy Rev Brooks
         Sch Issue B (MBIA Insd)................  5.000       07/01/29        484,450
   500   Massachusetts St Hlth & Edl Fac Auth
         Rev (FHA Gtd)..........................  5.950       02/15/17        532,195
 1,500   Massachusetts St Hlth & Edl Fac Auth
         Rev Baystate Med Cent Ser D Rfdg (FGIC
         Insd)..................................  5.000       07/01/12      1,512,525
 1,000   Massachusetts St Hlth & Edl Fac Auth
         Rev Brigham & Womens Hosp Issue D
         (Prerefunded @ 07/01/01) (MBIA Insd)...  6.750       07/01/24      1,084,830
 2,000   Massachusetts St Hlth & Edl Fac Auth
         Rev Cape Cod Hlth Ser A3 (Connie Lee
         Insd)..................................  5.000       11/15/11      2,026,100
 1,000   Massachusetts St Hlth & Edl Fac Auth
         Rev Caregroup Issue Ser A (MBIA
         Insd)..................................  5.000       07/01/25        962,790
 2,500   Massachusetts St Hlth & Edl Fac Auth
         Rev Faulkner Hosp Ser C................  6.000       07/01/13      2,739,075

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
$1,000   Massachusetts St Hlth & Edl Fac Auth
         Rev Mount Auburn Hosp Issue Ser B-1
         (MBIA Insd)............................  6.300%      08/15/24    $ 1,109,900
 2,000   Massachusetts St Hlth & Edl Fac Auth
         Rev New England Med Cent Hosp Ser F
         (FGIC Insd)............................  6.500       07/01/12      2,175,400
 1,000   Massachusetts St Hlth & Edl Fac Auth
         Rev Newton Wellesley Hosp Issue Ser E
         (MBIA Insd)............................  5.875       07/01/15      1,075,280
 2,000   Massachusetts St Hlth & Edl Fac Auth
         Rev North Shore Med Cent Ser A (MBIA
         Insd)..................................  5.625       07/01/14      2,135,060
 1,000   Massachusetts St Hlth & Edl Fac Auth
         Rev Saint Mem Med Cent Ser A...........  6.000       10/01/23        994,870
 1,000   Massachusetts St Hlth & Edl Fac Auth
         Rev Suffolk Univ Ser C (Connie Lee
         Insd)..................................  5.750       07/01/26      1,061,720
 1,000   Massachusetts St Hlth & Edl Fac Auth
         Rev Vly Regl Hlth Sys Ser C Rfdg
         (Connie Lee Insd)......................  7.000       07/01/10      1,212,110
 2,000   Massachusetts St Hsg Fin Agy (FNMA
         Collateralized)........................  6.800       11/15/12      2,159,720
 2,380   Massachusetts St Hsg Fin Agy Hsg Rev
         Insd Rental Ser A Rfdg (AMBAC Insd)....  6.600       07/01/14      2,564,498
   750   Massachusetts St Hsg Fin Agy Rental Mtg
         Ser D (AMBAC Insd).....................  6.200       07/01/15        801,398
 1,500   Massachusetts St Indl Fin Agy Rev Edl
         Dexter Sch Proj Rfdg (MBIA Insd).......  5.550       05/01/27      1,579,395
   500   Massachusetts St Indl Fin Agy Rev First
         Mtg Loomis House & Vlg Proj............  7.500       07/01/17        594,900
 1,500   Massachusetts St Indl Fin Agy Rev
         Whitehead Inst Biomedical Research.....  5.125       07/01/26      1,461,255
 1,000   Massachusetts St Indl Fin Agy Wtr
         Treatment American Hingham.............  6.900       12/01/29      1,089,540
 1,000   Massachusetts St Indl Fin Agy Wtr
         Treatment American Hingham.............  6.950       12/01/35      1,096,750
 1,000   Massachusetts St Spl Oblig Rev Ser A...  5.700       06/01/10      1,077,350
 3,000   Massachusetts St Tpk Auth Rev Ser A
         Rfdg...................................  5.000       01/01/13      3,109,770
 1,500   Massachusetts St Wtr Res Auth Ser A
         (Prerefunded @ 12/01/01)...............  6.500       12/01/19      1,635,945

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
$1,185   Massachusetts St Wtr Res Auth Ser C
         Rfdg...................................  5.100%      12/01/04    $ 1,248,729
 2,550   New England Edl Ln Mktg Corp MA Student
         Ln Rev Sub Issue G.....................  6.000       03/01/02      2,668,575
 2,500   New England Edl Ln Mktg Corp MA Student
         Ln Rev Sub Issue H.....................  6.900       11/01/09      2,829,800
 1,000   South Essex, MA Swg Dist Ser A Rfdg
         (MBIA Insd)............................  5.250       06/15/24      1,009,680
   825   Taunton, MA Elec.......................  8.000       02/01/04        959,302
                                                                          -----------
                                                                           61,173,209
                                                                          -----------
         GUAM  1.5%
 1,000   Guam Govt Ser A........................  5.750       09/01/04      1,004,590
                                                                          -----------
         PUERTO RICO  5.1%
 2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy
         Rev Ser Y Rfdg (Embedded Cap) (FSA
         Insd) (a)..............................  5.730       07/01/21      2,343,360
   365   Puerto Rico Elec Pwr Auth Pwr Rev Ser
         N......................................  7.000       07/01/07        372,643
   635   Puerto Rico Elec Pwr Auth Pwr Rev Ser N
         (Prerefunded @ 07/01/99)...............  7.000       07/01/07        648,399
                                                                          -----------
                                                                            3,364,402
                                                                          -----------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                          Market Value
--------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  98.4%
  (Cost $60,114,733)..................................................    $65,542,201
TOTAL SHORT-TERM INVESTMENTS  0.1%
  (Cost $100,000).....................................................        100,000
                                                                          -----------
TOTAL INVESTMENTS  98.5%
  (Cost $60,214,733)..................................................     65,642,201
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%...........................        998,316
                                                                          -----------
NET ASSETS  100.0%....................................................    $66,640,517
                                                                          ===========

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate Index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust Invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $60,214,733)........................    $65,642,201
Cash........................................................         20,469
Interest Receivable.........................................      1,224,450
Other.......................................................            203
                                                                -----------
      Total Assets..........................................     66,887,323
                                                                -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................         35,612
  Audit.....................................................         21,791
  Income Distributions--Common and Preferred Shares.........         19,800
  Affiliates................................................         19,382
  Reports to Shareholders...................................         14,478
  Administrative Fee........................................         10,958
Trustees' Deferred Compensation and Retirement Plans........         93,699
Accrued Expenses............................................         31,086
                                                                -----------
      Total Liabilities.....................................        246,806
                                                                -----------
NET ASSETS..................................................    $66,640,517
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $25,000 per share)........................................    $25,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 2,660,684 shares issued and
  outstanding)..............................................         26,607
Paid in Surplus.............................................     38,904,404
Net Unrealized Appreciation.................................      5,427,468
Accumulated Undistributed Net Investment Income.............        339,554
Accumulated Net Realized Loss...............................     (3,057,516)
                                                                -----------
      Net Assets Applicable to Common Shares................     41,640,517
                                                                -----------
NET ASSETS..................................................    $66,640,517
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($41,640,517 divided
  by 2,660,684 shares outstanding)..........................    $     15.65
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,794,923
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     215,509
Administrative Fee..........................................      66,311
Preferred Share Maintenance.................................      35,233
Trustees' Fees and Related Expenses.........................      11,319
Legal.......................................................       2,987
Custody.....................................................       1,810
Other.......................................................      51,780
                                                              ----------
    Total Expenses..........................................     384,949
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,409,974
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $      -0-
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   5,787,780
  End of the Period.........................................   5,427,468
                                                              ----------
Net Unrealized Depreciation During the Period...............    (360,312)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (360,312)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,049,662
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1999,
                and the Year Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    April 30, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $ 1,409,974        $ 2,844,543
Net Realized Gain.................................           -0-             29,286
Net Unrealized Appreciation/Depreciation During
  the Period......................................      (360,312)         1,444,490
                                                     -----------        -----------
Change in Net Assets from Operations..............     1,049,662          4,318,319
                                                     -----------        -----------
Distributions from Net Investment Income:
  Common Shares...................................    (1,037,310)        (2,073,324)
  Preferred Shares................................      (325,238)          (845,449)
                                                     -----------        -----------
Total Distributions...............................    (1,362,548)        (2,918,773)
                                                     -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................      (312,886)         1,399,546
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment....................................        28,267              9,437
                                                     -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.............      (284,619)         1,408,983
NET ASSETS:
Beginning of the Period...........................    66,925,136         65,516,153
                                                     -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $339,554
  and $292,128, respectively).....................   $66,640,517        $66,925,136
                                                     ===========        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                       Six Months Ended        --------
                                                        April 30, 1999           1998
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a).......        $15.768             $ 15.241
                                                           -------             --------
Net Investment Income..............................           .530                1.070
Net Realized and Unrealized Gain/Loss..............          (.136)                .555
                                                           -------             --------
Total from Investment Operations...................           .394                1.625
                                                           -------             --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders....................           .390                 .780
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders....................           .122                 .318
  Distributions from Net Realized Gain:
  Paid to Common Shareholders......................            -0-                  -0-
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders.........................            -0-                  -0-
                                                           -------             --------
Total Distributions................................           .512                1.098
                                                           -------             --------
Net Asset Value, End of the Period.................        $15.650             $ 15.768
                                                           =======             ========
Market Price Per Share at End of the Period........        $15.000             $15.8750
Total Investment Return at Market Price (b)........          (3.13%)*             15.22%
Total Return at Net Asset Value (c)................           1.72%*               8.78%
Net Assets at End of the Period (In millions)......        $  66.6             $   66.9
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**...............................           1.85%                1.88%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)...........           5.23%                4.84%
Portfolio Turnover.................................              0%*                  3%

 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares......................           1.16%                1.17%

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.342 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                   April 30, 1993
                                                   (Commencement
Year Ended October 31,                             of Investment
-------------------------------------------        Operations) to
       1997      1996      1995      1994         October 31, 1993
------------------------------------------------------------------
      $14.534   $14.257   $12.269   $15.470            $14.658
      -------   -------   -------   -------            -------
        1.076     1.077     1.078     1.090               .392
         .701      .212     2.013    (3.162)              .754
      -------   -------   -------   -------            -------
        1.777     1.289     3.091    (2.072)             1.146
      -------   -------   -------   -------            -------
         .775      .720      .774      .828               .276
         .295      .292      .329      .227               .058
          -0-       -0-       -0-      .063                -0-
          -0-       -0-       -0-      .011                -0-
      -------   -------   -------   -------            -------
        1.070     1.012     1.103     1.129               .334
      -------   -------   -------   -------            -------
      $15.241   $14.534   $14.257   $12.269            $15.470
      =======   =======   =======   =======            =======
      $14.500   $12.375   $12.000   $11.375            $15.375
        23.97%     9.26%    12.26%   (20.95%)             4.38%*
        10.51%     7.13%    23.19%   (15.40%)             5.01%*
      $  65.5   $  63.6   $  62.9   $  57.6            $  66.1
         1.95%     2.06%     2.17%     2.12%              1.91%
         5.29%     5.49%     5.65%     6.22%              4.45%
            8%       12%       65%      108%                35%*
         1.19%     1.24%     1.27%     1.26%              1.40%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Massachusetts Value Municipal Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide Common Shareholders with a high level of current income exempt from federal income taxes and Massachusetts personal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in Massachusetts municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1999, there were no when issued or delayed delivery purchase commitments.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $3,057,516 which will expire between October 31, 2002 and October 31, 2005.

    At April 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $60,214,733; the aggregate gross unrealized appreciation is $5,438,271 and the aggregate gross unrealized depreciation is $10,803 resulting in net unrealized appreciation on long- and short-term investments of $5,427,468.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate,

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $21,300 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 1999 and October 31, 1998, paid in surplus related to common shares aggregated $38,904,404 and $38,876,155, respectively.
    Transactions in common shares were as follows:

                                      SIX MONTHS ENDED      YEAR ENDED
                                       APRIL 30, 1999    OCTOBER 31, 1998
-------------------------------------------------------------------------
Beginning Shares....................     2,658,893          2,658,295
Shares Issued Through Dividend
  Reinvestment......................         1,791                598
                                         ---------          ---------
Ending Shares.......................     2,660,684          2,658,893
                                         =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $489,265 and $90,000, respectively.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of April 30, 1999, the Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

days through an auction process. The rate in effect on April 30, 1999, was 3.000%. During the six months ended April 30,1999, the rates ranged from 1.990% to 3.250%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.